Summary Supplement dated October 24, 2018

Important Notice Regarding Name Change and Change in Investment Strategy for Invesco International Companies Fund

The purpose of this supplement is to provide you notice of changes to the current Summary Prospectuses for Class A, C, R, R5, R6 and Y shares of Invesco International Companies Fund.

The Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) has approved the name change of Invesco International Companies Fund to Invesco International Select Equity Fund effective on or about November 30, 2018. Therefore, all references to Invesco International Companies Fund will be changed to Invesco International Select Equity Fund.

Additionally, effective on or about November 30, 2018, the following information replaces in its entirety the first paragraph appearing under the heading “Principal Investment Strategies of the Fund” in the Summary Prospectuses:

“The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and depositary receipts of foreign issuers of all capitalization sizes, including small and mid-capitalization issuers. The principal types of equity securities in which the Fund invests are common and preferred stock. The Fund’s common stock investments also include China-A shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange).”